Exhibit 10.5

AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDED AND RESTATED SECURITY AGREEMENTS

This Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements (“Amendment”) is entered into as of January 23, 2013, by and among WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as administrative agent (the “Agent”) for the lenders (the “Lenders”) identified on the signature pages to the Credit Agreement (as defined below), and the Lenders, on the one hand, and OCLARO, INC., a Delaware corporation (“Parent”), and OCLARO TECHNOLOGY LIMITED, a company incorporated under the laws of England and Wales (“Borrower”), on the other hand, with reference to the following facts:

A. Agent, Lenders, Parent and Borrower have previously entered into that certain Second Amended and Restated Credit Agreement, dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Credit Agreement”).

B. Certain grantors (“Grantors”) and Agent have previously entered into that certain Amended and Restated Security Agreement (Domestic), dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Domestic Security Agreement”) and that certain Amended and Restated Security Agreement (Foreign), dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Foreign Security Agreement”, and together with the Domestic Security Agreement, the “Security Agreements”)

C. Borrower, Parent, Grantors, Agent, and Lenders desire to amend the Credit Agreement and each of the Security Agreements as provided for and on the conditions herein.

NOW, THEREFORE, Borrower, Parent, Grantors, Agent and Lenders hereby amend and supplement the Credit Agreement and each of the Security Agreements as follows:

1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Credit Agreement unless specifically defined herein.

2.	AMENDMENT TO THE CREDIT AGREEMENT.

(a) Schedule 1.1 of the Credit Agreement is hereby amended by deleting the reference to “$[***]” in clause (l) of the definition of “Permitted Indebtedness” therein and replacing such reference with “$[***] (for the avoidance of doubt, the senior secured second lien notes due 2018 issued by Oclaro Luxembourg S.A. (“Issuer”) pursuant to that certain indenture dated as of December 14, 2012 between Issuer and Wells Fargo Bank, National Assocation as trustee in the original principal amount of $25,000,000 shall be applied against the foregoing dollar limit)”.

3.	AMENDMENT TO DOMESTIC SECURITY AGREEMENT AND FOREIGN SECURITY AGREEMENT.

(a) Section 6(k)(ii) of each of the Domestic Security Agreement and Foreign Security Agreement is hereby amended by deleting each such clause therein and replacing them with the following:

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

“(ii) Each Grantor who maintains any cash balances shall establish and maintain Controlled Account Agreements with Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent. Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) (1) with respect to Controlled Accounts of Borrower, the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the Agent’s Account, (2) with respect to Controlled Accounts of Opnext, Inc., Pine Photonics Communications, Inc., and Opnext Subsystems Inc. (such Controlled Accounts, and any replacement or successor Controlled Accounts, the “Opnext Accounts”), upon the occurrence of a Triggering Event, unless otherwise instructed by all Lenders, Agent shall instruct the Controlled Account Bank (an “Activation Instruction”), subject to the immediately succeeding sentence, to forward by daily sweep all amounts in the applicable Controlled Account to the Agent’s Account, and (3) with respect to Controlled Accounts of any non-Borrower Grantor (other than the Opnext Accounts), upon the occurrence of a Triggering Event, Agent may (or shall at the request of Required Lenders) issue an Activation Instruction, subject to to the immediately succeeding sentence, instructing the Controlled Account Bank to forward by daily sweep all amounts in the applicable Controlled Account to the Agent’s Account. Agent agrees not to issue an Activation Instruction with respect to such Controlled Accounts unless a Triggering Event has occurred at the time such Activation Instruction is issued. Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (the “Rescission”) if: (x) the Triggering Event upon which such Activation Instruction was issued has been waived in writing in accordance with the terms of the Credit Agreement, and (y) no additional Triggering Event has occurred and is continuing prior to the date of the Rescission or is reasonably expected to occur on or immediately after the date of the Rescission.”

4. REPRESENTATIONS AND WARRANTIES. Parent, Borrower, and each Grantor each hereby affirms to Agent and Lenders that, after giving effect to the amendments herein, all of its representations and warranties set forth in the Credit Agreement and Security Agreements are true, complete and accurate in all respects as of the date hereof.

5. NO DEFAULTS. Parent, Borrower, and each Grantor each hereby affirm to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.

6. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of a fully executed copy of this Amendment and the Reaffirmation of Guaranty attached hereto.

7. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent’s out-of-pocket costs and reasonable expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Credit Agreement, as amended and supplemented hereby, shall remain in full force and effect.

9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and the satisfaction of the condition precedent in Section 6 above.

[Signatures on next page]

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO CAPITAL FINANCE, INC.,
a California corporation, as Agent and a Lender

By:
Title:

Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

SILICON VALLEY BANK,
as a Lender

By:
Title:

Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

OCLARO, INC.,
a Delaware corporation, as Parent and a Grantor

By:
Name:	Jerry Turin
Title:	Chief Financial Officer

OCLARO TECHNOLOGY LIMITED, a company incorporated under the laws of England and Wales, as Borrower and a Grantor

By:
Name:	Jerry Turin
Title:	Director

By:
Name:	Catherine H. Rundle
Title:	Director

Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

OCLARO TECHNOLOGY, INC.,
a Delaware corporation, as a Grantor

By:
Name:
Title:

OCLARO (NEW JERSEY), INC., a Delaware corporation, as a Grantor

By:
Name:
Title:

OCLARO PHOTONICS, INC., a Delaware corporation, as a Grantor

By:
Name:
Title:

OCLARO (NORTH AMERICA), INC., a Delaware corporation, as a Grantor

By:
Name:
Title:

MINTERA CORPORATION, a Delaware corporation, as a Grantor

By:
Name:
Title:

OPNEXT, INC., a Delaware corporation, as a Grantor

By:
Name:
Title:

Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

PINE PHOTONICS COMMUNICATIONS, INC.,
a Delaware corporation, as a Grantor

By:
Name:
Title:

OPNEXT SUBSYSTEMS INC., a Delaware corporation, as a Grantor

By:
Name:
Title:

Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

BOOKHAM INTERNATIONAL LTD.,
a company organized under the laws of the Cayman Islands, as a Grantor

By:
Name:
Title:

BOOKHAM NOMINEES LIMITED, a company incorporated under the laws of England and Wales, as a Grantor

By:
Name:
Title:

By:
Name:
Title:

OCLARO (CANADA) INC., a federally incorporated Canadian corporation , as a Grantor

By:
Name:
Title:

OCLARO INNOVATIONS LLP, a limited liability partnership organized under the laws of England and Wales, as a Grantor

By:	Oclaro, Inc., its member

By:
Name:
Title:

By:	Oclaro (North America), Inc., its member

By:
Name:
Title:

Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

REAFFIRMATION OF GUARANTY

Each of the undersigned has executed an Amended and Restated General Continuing Guaranty (Domestic) or Amended and Restated General Continuing Guaranty (Foreign) (each, a “Guaranty”), in favor of Wells Fargo Capital Finance, Inc., a California corporation, (“WFCF”), as agent (in such capacity, the “Agent”) for the lenders (the “Lenders”) from time to time party to Credit Agreement (as defined above) respecting the obligations of Oclaro Technology Limited, a company organized under the laws of England and Wales (the “Borrower”) and Oclaro, Inc., a Delaware corporation (the “Parent”), owing to the Lenders. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: (i) its Guaranty remains in full force and effect; (ii) nothing in such Guaranty obligates Agent or any Lender to notify any of the undersigned of any changes in the financial accommodations made available to the Borrower or to seek reaffirmations of any of the Guaranties; and (iii) no requirement to so notify any of the undersigned or to seek reaffirmations in the future shall be implied by the delivery or execution of this reaffirmation.

OCLARO INNOVATIONS, LLP
a limited liability partnership organized under the laws of England and Wales

By:	Oclaro, Inc., its member

By:
Name:
Title:

By:	Oclaro (North America), Inc., its member

By:
Name:
Title:

BOOKHAM NOMINEES LIMITED, a company incorporatyed under the laws of England and Wales

By:
Name:
Title:

By:
Name:
Title:

BOOKHAM INTERNATIONAL LTD., a company organized under the laws of the Cayman Islands

By:
Name:
Title:

Reaffirmation of Guaranty - Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

OCLARO CANADA, INC.,
a federally incorporated Canadian corporation

By:
Name:
Title:

Reaffirmation of Guaranty - Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

OCLARO, INC.,
a Delaware corporation

By:
Name:
Title:

OCLARO TECHNOLOGY, INC., a Delaware corporation

By:
Name:
Title:

OCLARO (NEW JERSEY), INC., a Delaware corporation

By:
Name:
Title:

OCLARO PHOTONICS, INC., a Delaware corporation

By:
Name:
Title:

MINTERA CORPORATION, a Delaware corporation

By:
Name:
Title:

OCLARO (NORTH AMERICA), INC., a Delaware corporation

By:
Name:
Title:

Reaffirmation of Guaranty - Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements

OPNEXT, INC., a Delaware corporation

By:
Name:
Title:

PINE PHOTONICS COMMUNICATIONS, INC., a Delaware corporation

By:
Name:
Title:

OPNEXT SUBSYSTEMS, INC., a Delaware corporation

By:
Name:
Title:

Reaffirmation of Guaranty - Amendment Number One to Second Amended and Restated Credit Agreement and Amended and Restated Security Agreements